MFS(R) INSTITUTIONAL TRUST:

                     MFS Institutional Large Cap Value Fund

                        Supplement to Current Prospectus:


Effective November 1, 2009, in the sub-section entitled "Expense Table" under the main heading "Expense Summary," the following is added to the end of table footnote (2):

In addition, effective November 1, 2009, MFS has agreed in writing to bear the MFS Institutional Large Cap Value Fund's expenses such that "Total Annual Fund Operating Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 0.65% annually. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least October 31, 2010.


                 The date of this supplement is October 8, 2009.